UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                DATIGEN.COM, INC.
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                DATIGEN.COM, INC.
                          c/o David Lubin & Associates
                              92 Washington Avenue
                           Cedarhurst, New York 11516


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


A special meeting of the stockholders of Datigen.com, Inc. ("Datigen") will be held on March 10, 2005, at 10:00 a.m., at the offices of David Lubin & Associates, 92 Washington Avenue, Cedarhurst, New York 11516, for the following purposes:

      1. To act on a proposal to change Datigen's state of incorporation from Utah to Nevada by the merger of Datigen with and into its wholly-owned subsidiary, Battery Brain Smart Energy Solutions, Inc., a Nevada corporation ("Battery Brain").

      2. To authorize an increase in Datigen's authorized common stock from 50,000,000 shares to 100,000,000 shares.

      3.   To authorize a class of 1,000,000 shares of preferred stock.

      4. To transact such other business as may properly be brought before a special meeting of the stockholders of Datigen or any adjournment thereof.

Only stockholders of record at the close of business on February 2, 2005 are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

Amir Uziel
President and Chief Executive Officer

January __, 2005

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

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                                 PROXY STATEMENT

GENERAL

SOLICITATION OF PROXIES. This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, no par value (the "Common Stock"), of Datigen.com, Inc., a Utah corporation ("Datigen"), commencing on or about February __, 2005, in connection with the solicitation of proxies by the Board of Directors of Datigen (the "Board") for use at the special meeting of the stockholders of Datigen (the "Meeting") to be held at the offices of David Lubin & Associates located at 92 Washington Avenue, Cedarhurst, New York 11516 on March 10, 2005 at 10:00 A.M.

VOTE REQUIRED FOR APPROVAL. The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. Under
Section 16-10-725 of the Utah Law, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. A majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is required to approve each proposal. Any shares not voted at the Special Meeting, whether due to abstentions or broker non-votes, will have the same effect as a vote against each proposal.

VOTING YOUR PROXY. Proxies in the form enclosed are solicited by the Board for use at the Meeting. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the change of Datigen's state of incorporation from Utah to Nevada, (2) to authorize an increase in Datigen's authorized common stock from 50,000,000 shares to 100,000,000 shares, and (3) to authorize a class of 1,000,000 shares of preferred stock. The proxy may be revoked by a properly executed writing of the stockholder delivered to Datigen's President before the Meeting or by the stockholders at the Meeting before it is voted, by submitting a later-dated proxy or by attending the special meeting and voting your shares in person.

RECORD DATE. The Board fixed the close of business on February 2, 2005 as the record date for determining the stockholders of Datigen entitled to notice of and to vote at the Meeting.

OUTSTANDING SHARES. On the record date, there were 36,593,400 shares of Common Stock outstanding and entitled to vote.

COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, facsimile or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock.

DISSENTER'S RIGHT. Stockholders are entitled to dissenter's rights as to the proposal to change Datigen's state of incorporation from Utah to Nevada.

                                 PROPOSAL NO. 1
                   APPROVAL OF REINCORPORATION OF THE COMPANY

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Datigen in Nevada ("Reincorporation"). These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as its appendices and the documents incorporated by reference in this Proxy Statement.

Q:  Why is Datigen reincorporating in Nevada?

A: We believe that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. Nevada has developed a flexible body of corporate law that is responsive to the needs of modern business. Nevada has taken affirmative steps to encourage corporations to establish themselves in the state of Nevada, including reduced filing fees and corporate taxes, expedited filing procedures and flexible policies. The Board believes that the advantages offered by the corporate laws of Nevada will make Datigen a more manageable corporation for accomplishing its business activities.

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Q:  What are the principal features of the Reincorporation?

A: The Reincorporation will be accomplished by a merger of Datigen with and into our wholly owned subsidiary, Battery Brain Smart Energy Solutions, Inc. ("Battery Brain"). One new share of Battery Brain common stock will be issued for each share of our Common Stock held by our stockholders on the record date for the Reincorporation. The shares of Datigen will cease to trade on the Over-The-Counter Bulletin Board market. The shares of Battery Brain will begin trading in their place beginning on or about the effective date of the Reincorporation under a new CUSIP number and a new trading symbol which has not yet been assigned. Options and warrants to purchase Common Stock of Datigen will also be exchanged or exchangeable for similar securities issued by Battery Brain without adjustment as to the number of shares issuable or the exercise price.

Q:  How will the Reincorporation affect my ownership of Datigen?

A: After the effective date of the Reincorporation and the exchange of your stock certificates, you will own the same number of shares and the same class as you held immediately before the Reincorporation.

Q: How will the Reincorporation affect the owners, officers, directors and employees of Datigen?

A: Our officers, directors and employees will become the officers, directors and employees of Battery Brain after the effective date of the Reincorporation.

Q:  How will the Reincorporation affect the business of Datigen?

A: Datigen will continue its business at the same locations and in the same manner as it did prior to the Reincorporation. Datigen (Utah) will cease to exist on the effective date of the Reincorporation.

Q:  How do I exchange certificates of Datigen for certificates of Battery Brain?

A: If the Reincorporation is approved by the stockholders, promptly after the effective date of the Reincorporation, you should receive a letter of transmittal and instructions for use in surrendering certificates representing your shares. Upon the surrender of each certificate formerly representing Common Stock, together with a properly completed letter of transmittal, we shall issue in exchange a new share certificate, and the stock certificate representing shares in Datigen shall be cancelled. Until so surrendered and exchanged, each Datigen stock certificate shall represent solely the right to receive shares in Battery Brain.

Q:  What happens if I do not surrender my certificates of Datigen?

A: You are not required to surrender certificates representing shares of Datigen to receive shares of Battery Brain. All shares of Datigen outstanding after the effective date of the Reincorporation continue to be valid. Until you receive shares of Battery Brain you are entitled to receive notice of or vote at stockholder meetings or receive dividends or other distributions on the shares of Datigen.

Q:  What if I have lost Datigen certificates?

A: If you have lost your Datigen certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

            Manhattan Transfer Registrar Company
            P.O. Box 756
            Miller Place, NY 11764
            Telephone: (631) 585-7341
            Facsimile: (631) 580-7766

Q:  Can I require Datigen to purchase my stock?

A: Yes. Under the Utah Revised Business Corporation Act, you are entitled to appraisal and purchase of your stock as a result of the Reincorporation if you dissent to the Reincorporation.

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Q:  Who will pay the costs of Reincorporation?

A: Datigen will pay all of the costs of Reincorporation in Nevada, including distributing this Proxy Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our Common Stock. We do not anticipate contracting for other services in connection with the Reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:  Will I have to pay taxes on the new certificates?

A: We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Battery Brain that you had in our Common Stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

REASONS FOR THE REINCORPORATION

We believe that Reincorporation in Nevada will give Datigen a greater measure of flexibility and simplicity in corporate governance than is available under Utah law. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by Datigen. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Nevada Law. Nevada corporate law, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Datigen's corporate legal affairs. For these reasons, the Board believes that Datigen's business and affairs can be conducted more advantageously if Datigen is able to operate under Nevada Law.

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Datigen with and into Battery Brain pursuant to an agreement and plan of merger (the "Plan of Merger"). Battery Brain is a wholly-owned subsidiary of Datigen, incorporated under the Nevada Revised Statutes (the "Nevada Law") with no previous operating history. The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Utah, which filings will occur upon approval of Datigen's stockholders to the Reincorporation, or as soon as practicable thereafter (the "Effective Date"). This summary does not include all of the provisions of the Plan of Merger, a copy of which is attached hereto as Appendix B.

On the Effective Date of the Reincorporation, (i) any fractional shares of Battery Brain common stock that a holder of shares of Datigen Common Stock would otherwise be entitled to receive upon exchange of his Datigen Common Stock will be canceled with the holder thereof being entitled to receive one whole share of Battery Brain common stock, and (ii) each outstanding share of Datigen Common Stock held by Datigen shall be retired and canceled and shall resume the status of authorized and unissued Battery Brain common stock.

 The Articles of Incorporation and Bylaws of Battery Brain are significantly different from the Articles of Incorporation and By-Laws of Datigen. Because of the differences between the Articles of Incorporation and By-Laws of Datigen and the laws of the State of Utah which govern Datigen, and the Articles of Incorporation and By-Laws of Battery Brain and the laws of the State of Nevada which govern Battery Brain, your rights as stockholders will be affected by the Reincorporation. See the information under "Significant Changes in Datigen's Charter and By-Laws" and "Comparative Rights of Stockholders under Utah and Nevada Law" for a summary of the differences between the Articles of Incorporation and By-Laws of Datigen and the laws of the State of Utah and the Articles of Incorporation and By-Laws of Battery Brain and the laws of the State of Nevada.

The new board of directors will consist of those persons presently serving on the board of directors of Datigen. The individuals who will serve as executive officers of Battery Brain are those who currently serve as executive officers of Datigen. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Nevada - Officers and Directors."

Datigen's business operations will continue at the offices located at 92 Washington Avenue, Cedarhurst, New York 11516.

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ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the boards of directors of Datigen and Battery Brain at any time prior to the Effective Date. In addition, the Board of Datigen may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the stockholders of Datigen, alter or change the amount or kind of Battery Brain common stock to be received in exchange for or on conversion of all or any of Datigen Common Stock, alter or change any term of the Articles of Incorporation of Battery Brain (the "Battery Brain Articles") or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Datigen Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. Approval by stockholders of the Reincorporation will constitute approval of the Plan of Merger, the Articles of Incorporation of Battery Brain, and the Bylaws of Battery Brain.

CORPORATE NAME

Immediately following the merger, Battery Brain will be the surviving corporation and its name will remain unchanged.

MATERIAL TAX CONSEQUENCES FOR STOCKHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation is intended to qualify as a tax-free reorganization under
Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by Datigen or the stockholders as a result of the exchange of shares of Datigen Common Stock for shares of Battery Brain common stock upon consummation of the transaction. The Reincorporation and change of each share of Datigen's Common Stock into one share of Battery Brain common stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to the Battery Brain common stock received in exchange therefor.

Because of the complexity of the capital gains and loss provisions of the Code and because of the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation of our company from a Utah corporation to a Nevada corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Datigen will be those of Battery Brain.

PRICE VOLATILITY

We cannot predict what effect the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

APPRAISAL RIGHTS

Stockholders are entitled to dissenter's rights of appraisal as to the Reincorporation if they dissent thereto. See "Dissenters' Rights."

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SIGNIFICANT CHANGES IN DATIGEN'S CHARTER AND BY-LAWS TO BE IMPLEMENTED BY THE
REINCORPORATION

Datigen was incorporated under the laws of the State of Utah and Battery Brain was incorporated under the laws of the State of Nevada. Upon the Reincorporation, the stockholders of Datigen will become stockholders of Battery Brain. Their rights as stockholders will be governed by Title 7, Chapter 78 of the Nevada Law and the Articles of Incorporation and By-Laws of Battery Brain rather than Utah Law and the Articles of Incorporation and By-Laws of Datigen.

LIMITATION OF LIABILITY

The Battery Brain Articles of Incorporation (the "Battery Brain Articles") contain a provision limiting or eliminating, with certain exceptions, the liability of directors to Battery Brain and its stockholders for monetary damages for breach of their fiduciary duties. The Datigen Articles contains no similar provision. The Board believes that such provision will better enable Battery Brain to attract and retain as directors responsible individuals with the experience and background required to direct Battery Brain's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect, the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Nevada legislature considered such developments a threat to the quality and stability of the governance of Nevada corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1987 the Nevada legislature adopted amendments to the Nevada Revised Statues which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its stockholders for monetary damages for breach of their fiduciary duties and to purchase insurance to provide protection to directors. Similar charter provisions limiting a director's liability are permitted under Utah law. However, Datigen's Articles contain no such provision.

The Board believes that the limitation on directors' liability permitted under Nevada Law will assist Battery Brain in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Battery Brain, inasmuch as the Battery Brain Articles provide that to the fullest extent that the Nevada Law now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Battery Brain or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Battery Brain's directors will not be liable for monetary damages for acts or omissions occurring on or after the effective date of the Reincorporation, even if they should fail through negligence or gross negligence to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Battery Brain Articles would not limit or eliminate any liability of directors for acts or omissions occurring prior to the effective date. As provided under Nevada law, the Battery Brain Articles cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Battery Brain; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under Nevada law; or transactions from which a director derived an improper personal benefit. Further, the Battery Brain Articles would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Battery Brain Articles pertain to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is

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also a director). In addition, the Battery Brain Articles would not affect a director's liability to third parties or under the federal securities laws.

The Battery Brain Articles are worded to incorporate any future statutory revisions limiting directors' liability. The Battery Brain Articles provide, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

Datigen has not received notice of any lawsuit or other proceeding to which the Battery Brain Articles might apply. In addition, the provision is not being included in the Battery Brain Articles in response to any director's resignation or any notice of an intention to resign. Accordingly, Battery Brain is not aware of any existing circumstances to which the provision might apply. The Board recognizes that the Battery Brain Articles may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Battery Brain and its stockholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board believes that the Battery Brain Articles are in the best interests of Battery Brain and its stockholders, since they should enhance Battery Brain's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board believes that the Battery Brain Articles may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

The Battery Brain Articles may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Battery Brain could result in increased expense to Battery Brain. Battery Brain believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Battery Brain's governance. The Board has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Battery Brain Articles deal with the potential liability of directors, the members of the Board may be deemed to have a personal interest in effecting the Reincorporation.

INDEMNIFICATION

Nevada Law authorizes broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Battery Brain Articles reflect the provisions of Nevada Law, as amended, and, as discussed below, provide broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he or she may incur substantial expenses and attorneys' fees if he or she is called as a witness or otherwise becomes involved in the proceeding. Although Datigen's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to such individual from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

The broad scope of indemnification now available under Nevada Law will permit Battery Brain to offer its directors and officers greater protection against these risks. The Board believes that such protection is reasonable and desirable in order to enhance Battery Brain's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Battery Brain with regard to the best interests of Battery Brain and its stockholders.

The Battery Brain Articles are quite different from the Datigen Articles and require indemnification of Battery Brain's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact

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that such person is or was a director or officer of Battery Brain or is or was serving at the request of Battery Brain as a director or officer of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise at the request of Battery Brain. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the Nevada Law requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Battery Brain if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for losses, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Battery Brain. Under Nevada Law Battery Brain may, although it has no present intention to do so, by action of the Board, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Battery Brain Articles provide that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

Nevada Law authorizes, and the Battery Brain Articles adopt such authorization of Battery Brain to purchase and maintain indemnity insurance, if it so chooses to guard against future expense. Nevada Law also provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Battery Brain Articles provide that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nevada Law also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

Under Utah Law, as with Nevada Law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Nevada Law and the Battery Brain Articles, Battery Brain will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Datigen Articles or expressly provided for under Nevada or Utah Law.

Insofar as the Battery Brain Articles provide indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board recognizes that Battery Brain may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Battery Brain Articles, which are intended to be as broad as possible under applicable law. Because directors of Battery Brain may personally benefit from the indemnification provisions of the Battery Brain Articles, the members of the Board may be deemed to have a personal interest in the effectuation of the Reincorporation.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER UTAH AND NEVADA LAW

         The Nevada General Corporation Law (the "Nevada Code") differs from the Utah Revised Business Corporation Act (the "Utah Code") in certain respects. It is impractical to describe all such differences, but the following is a summary description of the more significant differences. This summary description is qualified in its entirety by reference to the Nevada Code and the Utah Code.

ELECTION AND REMOVAL OF DIRECTORS

         NEVADA. Any director, or the entire board of directors, may be removed with or without cause, but only by the vote of not less than two thirds of the voting power of the corporation at a meeting called for that purpose. The directors may fill vacancies on the board of directors.

         UTAH. The Utah Bylaws provide that each director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Under Utah law and Utah charter documents, directors may be removed by a majority vote of stockholders, with or without cause. The directors or the stockholders may fill vacancies on the board.

INSPECTION OF BOOKS AND RECORDS

         NEVADA. Under Nevada law, any stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares, is entitled to inspect, upon at least 5 days written demand, and during normal business hours, the company's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom.

         UTAH. Upon providing the company with a written demand at least five business days before the date the stockholder wishes to make an inspection, a stockholder and his or her agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles of incorporation, bylaws, minutes of stockholders meetings for the previous three years, written communications to stockholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and
(ii) if the stockholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the board of directors and stockholders (including minutes of meetings, written consents and waivers of notices), accounting records and stockholder lists.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

         NEVADA. Under Nevada law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if
(i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, or (ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power,
(iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

         UTAH. Utah law provides that every director who, directly or indirectly, is party to, has beneficial interest in or is closely linked to a proposed corporate transaction that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction, unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was considered and thereafter the transaction was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of stockholders and thereafter the transaction was approved by a majority of the disinterested shares; or (c) can show that the transaction was fair and reasonable to the corporation.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

         NEVADA. Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;
(iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

         UTAH. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a stockholder resolution, to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages due to any actions taken or any failure to take actions as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its stockholders; (c) payment of dividends to stockholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah charter documents permit indemnification of all such persons whom the corporation has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and
(c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah charter documents permit such advances.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

         NEVADA. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) of the outstanding shares of the corporation voting in separate voting groups, if applicable). No vote of the stockholders of the surviving corporation in a merger is required if :(i) the articles of incorporation of the surviving corporation will not be changed; (ii) each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Both Utah and Nevada law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that adversely affects a specific class of shares.

STOCKHOLDERS' CONSENT WITHOUT A MEETING

         NEVADA. Unless otherwise provided in the articles of incorporation or the bylaws, any actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after taking the actions, a written consent is signed by the stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an actions at a meeting, then that proportion of written consent is required. In no instance where action is authorized by written consent need a meeting of the stockholders be called or notice given.

         UTAH. Unless otherwise provided in the articles of incorporation, actions requiring the vote of stockholders may be taken without a meeting and without prior notice by one or more written consents of the stockholders having not less than the minimum number of votes that would be necessary to take such actions at a meeting at which all shares entitled to vote thereon were present and voted (if stockholder action is by less than unanimous written consent, notice must be provided to the stockholders who did not consent at least ten days before the consummation of the transactions, actions or event authorized by the stockholders). However, any written consent for the election of directors must be unanimous.

STOCKHOLDER VOTING REQUIREMENTS

         NEVADA. Unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the actions.

         UTAH. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for actions on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, actions on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the actions exceed the votes cast within the voting group opposing the actions. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the articles of incorporation provide alternative procedures for the exercise of cumulative voting.

DIVIDENDS

         NEVADA. A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         UTAH. A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

ANTITAKEOVER PROVISIONS

         UTAH. The Utah Control Share Acquisitions Act provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Stockholder approval may occur at the next annual meeting of the stockholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the stockholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the stockholders do not grant voting rights to control shares. (The Company's current Articles of Incorporation have no such provision). If the stockholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, stockholders may be entitled to dissenters' rights under the Utah Code. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with the Utah Code or (iii) under certain other specified circumstances.

         NEVADA. Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 stockholders, with at least 100 stockholders of record being Nevada residents, and that do business directly or indirectly in Nevada. At present, Datigen has fewer than 100 Nevada residents as record stockholders. Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).The Nevada Code also restricts a "business combination" with "interested stockholders", unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record. A "business combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder." An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder" or
(ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

APPRAISAL RIGHTS; DISSENTERS' RIGHTS

         UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting stockholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the stockholder's shares. The fair value is estimated by the corporation. However, if the stockholder is unwilling to accept the corporation's estimate, the stockholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation is to apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the board of directors provide otherwise, stockholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the stockholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

         NEVADA. Nevada Law similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the National Association of Securities Dealers, Inc. or are held by at least 2,000 stockholders of record, unless the stockholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 stockholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii). Also, the Nevada Code does not provide for dissenters' rights in the case of a sale of assets.

SPECIAL MEETINGS OF STOCKHOLDERS

         UTAH. Special meetings of the stockholders may be called by: (i) the board of directors, (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

         NEVADA. The Nevada Code provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. Battery Brain's current Articles of Incorporation do not include any such provision. The current Bylaws of Battery Brain provide that a special meeting of stockholders may be called by the board of directors, the president, or a majority of the stockholders of record of all shares entitled to vote.

STOCKHOLDERS' CONSENT WITHOUT A MEETING

         UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of stockholders may be taken without a meeting and without prior notice by one or more written consents of the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if stockholder action is by less than unanimous written consent, notice shall be provided to the stockholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the stockholders). However, any written consent for the election of directors must be unanimous and the stockholders of any corporation in existence prior to July 1, 1992, are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the stockholders are only permitted to act by unanimous written consent.

         NEVADA. The Nevada Code permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the Nevada Code requires notice of the taking of such action be sent to those stockholders who have not consented in writing within ten days of the date such stockholder authorization is granted.

DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION

         Stockholders of Datigen will have dissenters' rights under Utah law as a result of the proposed Reincorporation. Stockholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in Sections 16-10(a)-1301 et seq. of the Utah Code. A copy of these sections is attached hereto as Appendix B to this Proxy Statement. The material requirements for a stockholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any stockholder wishing to assert such rights.

         Under the Utah Code, such dissenters' rights will be available only to those stockholders of Datigen who (i) object to the proposed Reincorporation in writing prior to or at the Special Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and
(ii) do not vote any of their shares in favor of the proposed Reincorporation at the Special Meeting. Within ten days after the effective date of the Reincorporation, Battery Brain will send to each stockholder who has satisfied both of the foregoing conditions a written notice in which Battery Brain will notify such stockholders of their right to demand payment for their shares and will supply a form for dissenting stockholders to demand payment. Stockholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting stockholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction. Upon receipt of each demand for payment, Battery Brain will pay each dissenting stockholder the amount that Battery Brain estimates to be the fair value of such stockholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting stockholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Battery Brain may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events. Any dissenter who does not wish to accept the payment or offer made by Battery Brain must notify Battery Brain in writing of his or her own estimate of the fair value of the shares within 30 days after the date Battery Brain makes or offers payment. If the dissenting stockholder and Battery Brain are unable to agree on the fair value of the shares, then Battery Brain will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Battery Brain does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting stockholders must be a party to the proceeding, and all such stockholders will be entitled to judgment against Battery Brain for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Battery Brain unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Battery Brain. Both Battery Brain and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Battery Brain in exchange for shares. In such event the stockholder would still hold the appropriate number of shares of Battery Brain.

Stockholders of Datigen are entitled under Utah law to dissent from approval of the Reincorporation and obtain payment from Battery Brain of the fair value of shares held by the stockholder. "Fair value" of a dissenter's shares means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in value on account of anticipation of the corporate action. However, upon compliance with the dissenter's rights provisions described below, dissenters may not be entitled to immediately receive cash payment for their shares due to provisions of the Utah Code that prohibit redemptions of shares in cash where the corporation "would not be able to pay its debts as they become due in the usual course of business" or "the corporation's total assets would be less than the sum of its total liabilities" (Utah Code Section 16-10a-640(3)). The Board has determined that if any significant number of stockholders exercised dissenter's rights, Battery Brain would likely be unable to pay such cash payments if, as a result of such payment, Battery Brain would be rendered unable to pay its debts as they come due or its liabilities exceed its assets. In such case, the Board may legally only be able to issue promissory notes to any dissenting stockholders for the fair value of their shares, the interest and principal of which would be payable only at an undetermined future date and only if and when funds are legally available for payment as provided in the Utah Code. The issuance of such notes would be subject to compliance with the registration or exemption provisions of the Securities Act of 1933 and such notes would be restricted securities that would not be transferable without compliance with the requirements of the Securities Act of 1933. The principal amount of the notes would be determined based on the fair value of the dissenter's stock as of the meeting date.

OUR RECOMMENDATION TO STOCKHOLDERS

Taking into consideration all of the factors and reasons for the Reincorporation set forth above and elsewhere in this Proxy Statement, the Board has approved the Reincorporation and recommends that stockholders of Datigen vote FOR approval of the Reincorporation and Plan of Merger.

                                 PROPOSAL NO. 2
                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK
                  AND ADOPTION OF "BLANK CHECK" PREFERRED STOCK

CAPITALIZATION

As of the record date, the authorized capital of Datigen, consisted of 50,000,000 shares of Common Stock, no par value. Approximately 36,593,400 shares of Datigen Common Stock were outstanding. The authorized capital of Battery Brain, which will be the authorized capital of Datigen after the Reincorporation, consists of 100,000,000 shares of common stock, no par value and 1,000,000 shares of "blank check" preferred stock, no par value (the "Battery Brain Preferred Stock"). The Reincorporation will not affect total stockholder equity but will increase the authorized capitalization of Datigen.

COMMON STOCK

As previously reported on Datigen's Form 8-K filed with the Securities and Exchange Commission on December 17, 2004, Datigen entered into a binding letter of intent with Purisys, Inc., a non-affiliated New Jersey corporation, which provides, among other things, for the sale by Purisys to Datigen of all of the assets of the "Battery Brain Product", including intellectual property, goodwill, contract rights, purchase orders, inventory, equipment and other tangible and intangible assets owned by Purisys in consideration for $100,000 in cash, and such number of shares of Common Stock which will constitute, as of the closing date of the transaction, twenty (20%) percent of all issued and outstanding shares of Common Stock of Datigen on a fully diluted basis. If the Reincorporation is approved , the stock portion of the purchase price will consist of twenty (20%) of the issued and outstanding common stock of Battery Brain on a fully diluted basis. You are encouraged to review our report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2004, which discusses more thoroughly the terms of the proposed acquisition, which report is available through EDGAR at www.sec.gov and is incorporated herein by reference. As described therein, the receipt of equity investments by Datigen of $900,000 is required for the consummation of the transaction to acquire the Battery Brain assets. Accordingly, Datigen will be required to issue additional shares of stock to enable it to meet said condition. There are currently no definitive plans for such issuances, but Datigen will be issuing additional shares of common stock to raise capital. Other than as described above, Datigen has no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized.

The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Battery Brain common stock and, if and when issued, would have the same rights and privileges as the currently outstanding shares of Common Stock. Current stockholders do not have preemptive rights under Datigen's Certificate of Incorporation, and will not have such rights with respect to these additional authorized shares of Common Stock. When the Board elects to issue additional shares of Common Stock, such issuance will have a dilutive effect on the voting power and percentage ownership of Datigen, and an adverse effect on the market price of the common stock and the continuation of the current management of Datigen. The Board believes that the issuance of additional shares to raise capital and to consummate the transaction to acquire Batter Brain outweighs any of the disadvantages associated with the increase in the authorized shares of Common Stock.

The Board further believes that it is in Datigen's best interests to increase the number of authorized shares of Common Stock in order to provide Datigen with the flexibility to issue Common Stock without further action by Datigen's stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of Datigen or of acquired companies, the acquisition of other companies, and other bona fide purposes.


PREFERRED STOCK

The Board has determined that Battery Brain Preferred Stock would facilitate corporate financing and other plans of Datigen, which are intended to foster its growth and flexibility. The Board believes that the Battery Brain Preferred Stock may assist Datigen in achieving its business objectives by making financing easier to obtain. Under the terms of the Battery Brain Preferred Stock, the Board would be empowered, with no need for further stockholder approval, to issue Battery Brain Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in Datigen's capital structure than currently exists. The Board will be permitted to issue Battery Brain Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Battery Brain Preferred Stock could be issued publicly or privately, in one or more series, and each series of Battery Brain Preferred Stock could rank senior to the Common Stock of Datigen with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and Datigen is not engaged in any negotiations that will involve, the issuance of Battery Brain Preferred Stock.

Even though not intended by the Board, the possible overall effect of the existence of Battery Brain Preferred Stock on the holders of Datigen Common Stock may include the dilution of their ownership interests in Datigen, the continuation of the current management of Datigen, prevention of mergers with or business combinations by Datigen and the discouragement of possible tender offers for shares of Common Stock.

Upon the conversion into Common Stock of shares of Battery Brain Preferred Stock issued with conversion rights, if any, the Common Stock holders' voting power and percentage ownership of Datigen would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Battery Brain Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of Datigen.

If shares of Battery Brain Preferred Stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by Datigen. These factors could discourage attempts to purchase control of Datigen even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of Battery Brain Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to stockholders generally.

If shares of Battery Brain Preferred Stock are issued with conversion rights, the attractiveness of Datigen to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Battery Brain Preferred Stock necessary to gain control of Datigen may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The ability of the Board, without any additional stockholder approval, to issue shares of Battery Brain Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Battery Brain Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the Battery Brain Preferred Stock outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire Datigen to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders' interests. It is also the Board's view that the existence of Battery Brain Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of Datigen and which is in the interests of its stockholders.

OUR RECOMMENDATION TO STOCKHOLDERS

Taking into consideration all of the factors and reasons set forth above for the increase in the authorized capital stock of Datigen and elsewhere in this Proxy Statement, the Board has approved the increase in the authorized capital stock of Datigen and recommends that stockholders of Datigen vote FOR approval of the increase in the authorized capital stock of Datigen.

In the event that either proposal fails to receive the affirmative vote of the holders of the shares of Common Stock present and entitled to vote, in person or by proxy, then neither proposal will be adopted.

                             OFFICERS AND DIRECTORS

Upon the Effective Date the present officers and directors of Datigen will continue to be the officers and directors of Battery Brain. This will result in the following persons serving in the following capacities until the first annual meeting after the specified number of years and until their respective successors are elected and qualified:


         Name                     Age          Positions and Offices
         ----                     ---          ---------------------
         Amir Uziel               39           President, Chief Executive
                                               Officer and Director

         Robert Lubin             31           Director

Amir Uziel, age 39, became the President and Chief Executive Officer and a director of Datigen on November 24, 2004. From 1994 to the present, Mr. Uziel has been an economist for Amir Uziel Consult, a private company providing international business development and marketing advisory services to some of the leading Israeli companies. Prior thereto, Mr. Uziel was Sales and Marketing Manager of Hollandia Sleep Engineering Center Ltd., a furniture chain in Israel. Mr. Uziel received his B.A. from Tel Aviv University School of Economics and Accounting in 1991.

Robert Lubin, age 31, became a director of Datigen on December 4, 2004. Mr. Lubin has been responsible for Customer Service Management at IDT Corp. since October 2004. From April 2002 until July 2004, Mr. Lubin was the director of Employment at Sephardic Career Services. From September 1998 until April 2002 he was the director of Career Services at Yeshiva University, and from September 1996 until September 1998 worked in the human resources department at Assessment Solutions Inc. Since 1998, Mr. Lubin has been a Psychology instructor at Touro College. Mr. Lubin received his B.A. from Queens College in 1995, a M.A. in psychology from Columbia University in 1996 and a M.A. in educational psychology from Columbia University in 1996.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of January 20, 2005, the number of shares of Common Stock beneficially owned by (i) each person or entity known to Datigen to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of Datigen; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 36,593,400 shares of Common Stock issued and outstanding.

Other than options to purchase 15,000 shares of common stock at an exercise price of $1.40 per share and options to purchase shares at an exercise price of $1.41 per share, there are no outstanding options, warrants or other securities convertible into shares of common stock.

Unless otherwise indicated, the business address of each such person is c/o David Lubin & Associates 92 Washington Avenue, Cedarhurst, New York 11516.


      Officers, Directors,
         5% Stockholder               No. of Shares         Beneficial Ownership
      --------------------            -------------         --------------------
Amir Uziel                            1,680,550                     4.58%


Robert Lubin                             50,000                       *

All directors and executive
officers as a group (2 persons)       1,730,550                     4.73%

----------
*  Less than one percent

                                  OTHER MATTERS

The firm of Squire & Company PC served as independent certified public accountants of the Company for the years ended December 31, 2002, December 31, 2003, as well as the current fiscal year. Representatives of Squire & Company PC will not be present at the Meeting.

                              STOCKHOLDER PROPOSALS

Shareholders of Datigen may submit proposals to be considered for shareholder action at the Special Meeting of Shareholders if they do so in accordance with applicable regulations of the SEC and the laws of the State of Utah. In order to be considered for inclusion in the Proxy Statement for the meeting, the Secretary must receive proposals no later than ____________, 2005. Shareholder proposals should be addressed to the Secretary, Datigen.com, Inc., c/o David Lubin & Associates, 92 Washington Avenue, Cedarhurst, New York 11516.

As of the date of this proxy statement, Datigen knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to Datigen will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Certain financial and other information required pursuant to Item 13 of the Proxy Rules, including the Company's audited financial statements for the fiscal year end December 31, 2003 and the financial footnotes thereto, and management's discussion and analysis of the Company's financial condition and results of operations for the fiscal year ended December 31, 2003 is incorporated by reference to the Company's Annual Report, which is being delivered to the stockholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy Statement filed with the Securities and Exchange Commission will include a manually signed copy of the accountant's report.

Datigen's Form 8-K filed with the Securities and Exchange Commission on December 17, 2004 is incorporated herein by reference. You may request a copy of this filing, at no cost, by writing or telephoning us at the following address:

Datigen.com, Inc.
c/o David Lubin & Associates
92 Washington Avenue
Cedarhurst, NY 11516
(516) 569-9629


                                     By Order of the Board of Directors,


January __, 2005                     Amir Uziel, President and
                                        Chief Executive Officer



Appendices

Appendix A        Plan and Agreement of Merger
Appendix B        Utah Revised Statutes
Appendix C        Articles of Incorporation and Bylaws of Battery Brain Smart
                  Energy Solutions, Inc.

                                      PROXY

                                DATIGEN.COM, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  March 10, 2005

         The undersigned, a stockholder of DATIGEN.COM, INC. (the "Company"), does hereby appoint ___________________, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Stockholders of the Company to be held on March 10, 2005, at 10:00 a.m., at the offices of David Lubin & Associates, 92 Washington Avenue, Cedarhurst, New York 11516, (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

         The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

         The shares represented by this Proxy shall be voted in the following manner:

                                   FOR        AGAINST         WITHHOLD
-------------------------          ---        -------         --------

REINCORPORATION IN NEVADA          [ ]          [ ]

INCREASE IN AUTHORIZED CAPITAL     [ ]          [ ]

         The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

         In the event that either proposal fails to receive the affirmative vote of the holders of the shares of Common Stock present and entitled to vote, in person or by proxy, then neither proposal will be adopted.

         NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ____________________                _____________________________________
                                            Signature


                                            ____________________________________
                                            Name (typed or printed)



                                            ____________________________________
                                            Address

Dated: ____________________                 ____________________________________
                                            Signature


                                            ____________________________________
                                            Name (typed or printed)



                                            ____________________________________
                                            Address

                                   APPENDIX A

                          PLAN AND AGREEMENT OF MERGER
                                       OF
                                DATIGEN.COM, INC.
                              (a Utah corporation)
                                       AND
                   BATTERY BRAIN SMART ENERGY SOLUTIONS, INC.
                             (a Nevada corporation)

            PLAN AND AGREEMENT OF MERGER entered into on February ___, 2005 by Datigen.com, Inc., a Utah corporation ("Datigen"), and approved by resolution adopted by its Board of Directors on said date, and entered into on February ___, 2005, by Battery Brain Smart Energy Solutions, Inc., a Nevada corporation ("Battery Brain"), and approved by resolution adopted by its Board of Directors on said date.

            WHEREAS, Datigen is a business corporation of the State of Utah;

            WHEREAS, Battery Brain is a business corporation of the State of Nevada;

            WHEREAS, Battery Brain is the wholly-owned subsidiary of Datigen:

            WHEREAS, the Utah Business Corporation Act permits a merger of a business corporation of the State of Utah with and into a business corporation of another jurisdiction;

            WHEREAS, Datigen does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

            WHEREAS, Datigen and Battery Brain and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Datigen with and into Battery Brain (the "Merger") pursuant to the provisions of the Utah Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Datigen and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Battery Brain and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

            1. Datigen shall, pursuant to the provisions of the Utah Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Battery Brain, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name Battery Brain pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Datigen, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Utah Business Corporation Act.

            2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

            3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

            4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

            5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

            6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

            7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one
                  (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

            8. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Utah Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Utah and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Utah and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

            9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the Merger herein provided for.

            10. The effective time of this Plan and Agreement of Merger, and the time at which the Merger herein agreed shall become effective in the State of Utah and the State of Nevada, shall be on the last to occur of:

            (a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the Utah Business Corporation Act; or

            (b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

            (c) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Utah Revised Statutes, is filed with the Secretary of State of the State of Utah.

            11. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

            12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Utah and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Datigen and the stockholders of Battery Brain, no such amendment may (a) change the rate of exchange for any shares of Datigen or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Datigen; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Datigen or Battery Brain.

            IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   _____________________        DATIGEN.COM, INC.
                                      a Utah corporation



                                      By: _______________________
                                      Amir Uziel, President and
                                        Chief Executive Officer

                                      BATTERY BRAIN SMART ENERGY SOLUTIONS
                                      a Nevada corporation



                                      By: _______________________
                                      Amir Uziel, President and
                                        Chief Executive Officer

                                   APPENDIX B

                      UTAH REVISED BUSINESS CORPORATION ACT
                                     PART 13

16-10A-1301. DEFINITIONS. For purposes of Part 13:

     (1) "Beneficial stockholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record stockholder.
     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) "Dissenter" means a stockholder who is entitled to dissent from corporate action under Section 16-10A-1302 and who exercises that right when and in the manner required by Sections 16-10A-1320 through 16-10A-1328.
     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
     (6) "Record stockholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the stockholder as provided in Section 16-10A-723.
     (7) "Stockholder" means the record stockholder or the beneficial stockholder.

16-10A-1302. RIGHT TO DISSENT.

(1) A stockholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

         (a) consummation of a plan of merger to which the corporation is a party if: (i) stockholder approval is required for the merger by
              Section 16-10A-1103 or the articles of incorporation; or (ii) the corporation is a subsidiary that is merged with its parent under
              Section 16-10A-1104;

         (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a stockholder vote is required under Subsection 16-10A-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within one year after the date of sale; and

         (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the stockholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10A-1202(2).

(2) A stockholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the Articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a stockholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the Federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 stockholders, at the time of:

         (a) the record date fixed under Section 16-10A-707 to determine the stockholders entitled to receive notice of the stockholders' meeting at which the corporate action is submitted to a vote;

         (b) the record date fixed under Section 16-10A-704 to determine stockholders entitled to sign writings consenting to the proposed corporate action; or

         (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of stockholders.

 (4) The limitation set forth in Subsection (3) does not apply if the stockholder will receive for his shares, pursuant to the corporate action, anything except:

         (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

         (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 stockholders;

         (c) cash in lieu of fractional shares; or

         (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

     (5) A stockholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10A-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record stockholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the stockholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the stockholder dissents and the other shares held of record by him were registered in the names of different stockholders.

(2) A beneficial stockholder may assert dissenters' rights as to shares held on his behalf only if:

         (a) the beneficial stockholder causes the corporation to receive the record stockholder's written consent to the dissent not later than the time the beneficial stockholder asserts dissenters' rights; and

         (b) the beneficial stockholder dissents with respect to all shares of which he is the beneficial stockholder.

(3) The corporation may require that, when a record stockholder dissents with respect to the shares held by any one or more beneficial stockholders, each beneficial stockholder must certify to the corporation that both he and the record stockholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10A-1322.

16-10A-1320. NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is submitted to a vote at a stockholders' meeting, the meeting notice must be sent to all stockholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that stockholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the stockholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the stockholders' meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is authorized without a meeting of stockholders pursuant to Section 16-10A-704, any written or oral solicitation of a stockholder to execute a written consent to the action contemplated by Section 16-10A-704 must be accompanied or preceded by a written notice stating that stockholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to stockholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a stockholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10A-704 for which the notice was to have been given.

16-10A-1321. DEMAND FOR PAYMENT -- ELIGIBILITY AND NOTICE OF INTENT.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenters' rights:

         (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

         (b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10A-1302 is authorized without a meeting of stockholders pursuant to Section 16-10A-704, a stockholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a stockholder must have been a stockholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10A-1302 is approved by the stockholders, if stockholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of stockholders.

(4) A stockholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part. 16-10A-1322.

DISSENTERS' NOTICE.

(1) If proposed corporate action creating dissenters' rights under Section 16-10A-1302 is authorized, the corporation shall give a written dissenters' notice to all stockholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and shall:

         (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

         (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

         (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

         (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address
I indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

         (f) state the requirement contemplated by Subsection 16-10A-1303(3), if the requirement is imposed; and

         (g) be accompanied by a copy of this part.

16-10A-1323. PROCEDURE TO DEMAND PAYMENT.

(1) A stockholder who is given a dissenters' notice described in Section 16-10A-1322, who meets the requirements of Section 16-10A-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

         (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10A-1322(2)(d), duly completed, or may be stated in another writing;

         (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

         (c) if required by the corporation in the dissenters' notice described in Section 16-10A-1322, as contemplated by Section 16-10A-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to stockholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302.

(2) A stockholder who demands payment in accordance with Subsection (1) retains all rights of a stockholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A stockholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10A-1324. UNCERTIFICATED SHARES.

(1) Upon receipt of a demand for payment under Section 16-10A-1323 from a stockholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10A-1326.

(2) In all other respects, the provisions of Section 16-10A-1323 apply to stockholders who own uncertificated shares.

16-10A-1325. PAYMENT.

(1) Except as provided in Section 16-10A-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10A-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10A-1323, and who meets the requirements of Section 16-10A-1321, and who has not yet received payment.

(2) Each payment made pursuant to Subsection (1) must be accompanied by:

         (a)(i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

                  (B) an income statement for that year;
                  (C) a statement of changes in stockholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to stockholders; and
                  (D) the latest available interim financial statements, if any;
                  (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to stockholders;

         (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

         (c) a statement of the dissenter's right to demand payment under
         Section 16-10A-1328; and

         (d) a copy of this part.

16-10A-1326. FAILURE TO TAKE ACTION.

(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all stockholders who submitted a demand for payment pursuant to Section 16-10A-1323 shall thereafter have all rights of a stockholder as if no demand for payment had been made.

(2) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10A-1322, and the provisions of Sections 16-10A-1323 through 16-10A-1328 shall again be applicable.

16-10A-1327. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

(1) A corporation may, with the dissenters' notice given pursuant to Section 16-10A-1322, state the date of the first announcement to news media or to stockholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302 and state that a stockholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10A-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10A-1325(2).

16-10A-1328. PROCEDURE FOR STOCKHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

(1) A dissenter who has not accepted an offer made by a corporation under
Section 16-10A-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10A-1325, if:

         (a) the dissenter believes that the amount paid under Section 16-10A-1325 or offered under Section 16-10A-1327 is less than the fair value of the shares;

         (b) the corporation fails to make payment under Section 16-10A-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

         (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10A-1326.

(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10A-1330. JUDICIAL APPRAISAL OF SHARES -- COURT ACTION.

(1) If a demand for payment under Section 16-10A-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10A-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10A-1321, 16-10A-1323, and 16-10A-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10A-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10A-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of stockholders for the record stockholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

         (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10A-1325; or

         (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10A-1327.

16-10A-1331. COURT COSTS AND COUNSEL FEES.

(1) The court in an appraisal proceeding commenced under Section 16-10A-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10A-1328.

(2) The court may also assess the fees and expenses of counsel and expertsfor the respective parties, in amounts the court finds equitable:

         (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10A-1320 through 16-10A-1328; or

         (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

APPENDIX C
                            ARTICLES OF INCORPORATION

                                       OF

                   BATTERY BRAIN SMART ENERGY SOLUTIONS, INC.

                  I, the person hereinafter named as incorporator, for the purpose of associating to establish a corporation, under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, do hereby adopt and make the following Articles of Incorporation:

                  FIRST: The name of the corporation (hereinafter called the corporation) is Battery Brain Smart Energy Solutions, Inc.

                  SECOND: The name of the corporation's resident agent in the State of Nevada is CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the corporation is 502 East John Street, Carson City 89706. The mailing address and the street address of the said resident agent are identical.

                   THIRD: (a) The total number of shares of stock which the Corporation shall have authority to issue is One Hundred and One Million (101,000,000) which shall consist of (i) One Hundred Million (100,000,000) shares of common stock, no par value per share (the "Common Stock"), and (ii) One Million (1,000,000) shares of preferred stock, no par value per share (the "Preferred Stock").

                  (b) The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

                  (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board increasing such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

                  (ii) The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

                  (iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

                (iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                  (v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                (vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                (vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

                (viii) Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation.

                  (c) The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

                  (d) The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

                  FOURTH: The governing board of the corporation shall be styled as a "Board of Directors", and any member of said Board shall be styled as a "Director."

                  The number of members constituting the first Board of Directors of the corporation is two; and the name and the post office box or street address, either residence or business, of each of said members are as follows:

         NAME                              ADDRESS
         ----                              -------
         Amir Uziel                        9 Hakormim Street
                                           Risho Lezion, Israel 75749

         Robert Lubin                      410 Lopez Drive
                                           West Hempstead, New York 11552

                  The number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

                  FIFTH: The name and the post office box or street address, either residence or business, of the incorporator signing these Articles of Incorporation are as follows:

         NAME                                   ADDRESS
         ----                                   -------
         Corporate Services                     Carson City, Nevada

                  SIXTH:  The corporation shall have perpetual existence.

                  SEVENTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented. Any repeal or amendment of this Article by the stockholders of the Corporation shall be prospective.

                  EIGHTH: The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                  NINTH: The nature of the business of the corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

                  TENTH: The corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                     BY-LAWS
                                       OF
                   BATTERY BRAIN SMART ENERGY SOLUTIONS, INC.
                               (the "Corporation")
                              * * * * * * * * * * *

                                    ARTICLE I

                                     Offices

               The registered office of the Corporation shall be in the City of Carson City, County of Carson City, State of Nevada. The Corporation also may have offices at such other places, both within and without the State of Nevada, as the Board may determine and designate from time to time or the business of the Corporation requires. The principal business office of the Corporation shall be in Clifton, County of Passaic, State of New Jersey.

                                   ARTICLE II

                                      Books

               The books and records of the Corporation may be kept (except as otherwise provided by the laws of the State of Nevada) outside of the State of Nevada and at such place or places as may be designated by the Board of Directors.

                                   ARTICLE III

                                  Stockholders

               Section 1. Place of Meetings, etc. Except as otherwise provided in these Bylaws, all meetings of the stockholders shall be held at such dates, times and places, within or without the State of Nevada, as shall be determined by the Board of Directors or the President of the Corporation and as shall be stated in the notice of the meeting or in waivers of notice thereof. If the place of any meeting is not so fixed, it shall be held at the registered office of the Corporation in the State of Nevada.

               Section 2. Annual Meetings. The Annual Meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the Corporation or at such other place or places either within or without the State of Nevada as may be designated by the Board of Directors and stated in the notice of the meeting, on a date not later than 120 days following the close of the fiscal year of the Corporation as designated by the Board of Directors.

               Section 3. Special Meetings. Special meetings of the stockholders of the Corporation shall be held whenever called in the manner required by the laws of the State of Nevada for purposes as to which there are special statutory provisions, and for other purposes whenever called by resolution of the Board of Directors, or by the President, or by the holders of a majority of the outstanding shares of capital stock of the Corporation the holders of which are entitled to vote on matters that are to be voted on at such meeting. Any such Special Meetings of stockholders may be held at the principal business office of the Corporation or at such other place or places, either within or without the State of Nevada, as may be specified in the notice thereof. Business transacted at any Special Meeting of stockholders of the Corporation shall be limited to the purposes stated in the notice thereof. The notice shall state the date, time, place and purpose or purposes of the proposed meeting.

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

               Section 4. Notice of Meetings. Except as otherwise required or permitted by law, whenever the stockholders of the Corporation are required or permitted to take any action at a meeting, written notice thereof shall be given, stating the place, date and time of the meeting and, unless it is the annual meeting, by or at whose direction it is being issued. The notice also shall designate the place where the stockholders' list is available for examination, unless the list is kept at the place where the meeting is to be held. Notice of a Special Meeting also shall state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid and shall be directed to each stockholder at his or her address as it appears on the record of stockholders, unless he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, in which case it shall be directed to him or her at the other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend the meeting, except for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened, or who shall submit, either before or after the meeting, a signed waiver of notice. Unless the Board of Directors, after the adjournment of such meeting, shall fix a new record date for an adjourned meeting or unless the adjournment is for more than thirty (30) days, notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned is announced at the meeting at which the adjournment is taken.

               Section 5. List of Stockholders. The officer of the Corporation who shall have charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place specified in the notice of the meeting or at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present at the meeting.

               Section 6. Quorum. Except as otherwise expressly provided by the laws of the State of Nevada, or by the Certificate of Incorporation of the Corporation, or by these Bylaws, at any and all meetings of the stockholders of the Corporation there must be present, either in person or by proxy, stockholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at said meeting. At any meeting of stockholders at which a quorum is not present, the holders of, or proxies for, a majority of the stock which is represented at such meeting, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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

               Section 7. Organization. The President shall call to order meetings of the stockholders and shall act as Chairman of such meetings. The Board of Directors or the stockholders may appoint any stockholder or any Director or officer of the Corporation to act as Chairman at any meeting in the absence of the President. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

               Section 8. Voting. Except as otherwise provided by the Certificate of Incorporation of the Corporation or these Bylaws, at any meeting of the stockholders each stockholder of record of the Corporation having the right to vote thereat shall be entitled to one (1) vote for each share of stock outstanding in his or her name on the books of the Corporation as of the record date and entitling him or her to so vote. A stockholder may vote in person or by proxy. Except as otherwise provided by the law of the State of Nevada or by the Certificate of Incorporation of the Corporation, any corporate action to be taken by a vote of the stockholders, other than the election of directors, shall be authorized by not less than a majority of the votes cast at a meeting by the stockholders present in person or by proxy and entitled to vote thereon. Directors shall be elected as provided in Section 1 of Article IV of these Bylaws. Written ballots shall not be required for voting on any matter unless ordered by the Chairman of the meeting.

               Section 9. Proxies. Every proxy shall be executed in writing by the stockholder or by his or her attorney-in-fact.

               Section 10. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation of the Corporation, whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the laws of the state of Nevada or of the Certificate of Incorporation, such corporate action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

                                   ARTICLE IV

                                    Directors

               Section 1. Number, Election and Term of Office. The business and affairs of the Corporation shall be managed by the Board of Directors. The number of Directors which shall constitute the whole Board shall be not less than three (3) nor more than twelve (12). Within such limits, the number of Directors may be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation. The initial board shall consist of three
(3) Directors. Directors need not be stockholders. Directors shall be elected at the Annual Meeting of the stockholders of the Corporation, except as provided in
Section 2 of this Article IV, to serve until their respective successors are duly elected and qualified. When used in these Bylaws, the phrase "entire Board" means the total number of directors which the Corporation would have if there were no vacancies.

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

               Section 2. Vacancies and Newly Created Directorships. Except as hereinafter provided, any vacancy in the office of a Director occurring for any reason other than the removal of a Director pursuant to Section 3 of this Article, and any newly created Directorship resulting from any increase in the authorized number of Directors, may be filled by a majority of the Directors then in office. In the event that any vacancy in the office of a Director occurs as a result of the removal of a Director pursuant to Section 3 of this Article, or in the event that vacancies occur contemporaneously in the offices of all of the Directors, such vacancy or vacancies shall be filled by the stockholders of the Corporation at a meeting of stockholders called for that purpose. Directors chosen or elected as aforesaid shall hold office until their respective successors are duly elected and qualified.

               Section 3. Removals. At any meeting of stockholders of the Corporation called for that purpose, the holders of a majority of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.

               Section 4. Resignations. Any director may resign at any time by giving written notice of his or her resignation to the Corporation. A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

               Section 5. Place of Meetings. Except as otherwise provided in these Bylaws, all meetings of the Board of Directors shall be held at the principal business office of the Corporation or at such other place, within or without the State of Nevada, as the Board determines from time to time.

               Section 6. Annual Meetings. The annual meeting of the Board of Directors shall be held either (a) without notice immediately after the annual meeting of stockholders and in the same place, or (b) as soon as practicable after the annual meeting of stockholders on such date and at such time and place as the Board determines.

               Section 7. Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates and at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as the Board determines. Notice of regular meetings need not be given, except as otherwise required by law.

               Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the President or any two Directors on notice given to each Director, and such meetings shall be held at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as shall be specified in the notices thereof. The request shall state the date, time, place and purpose or purposes of the proposed meeting.

               Section 9. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each annual meeting held pursuant to subdivision
(b) of Section 6 of this Article IV) shall be given, not later than 24 hours before the meeting is scheduled to commence, by the President or the Secretary and shall state the place, date and time of the meeting. Notice of each meeting may be delivered to a Director by hand or given to a director orally (whether by telephone or in person) or mailed or telegraphed to a Director at his or her residence or usual place of business, provided, however, that if notice of less than 72 hours is given it may not be mailed. If mailed, the notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, and if telegraphed, the notice shall be deemed to have been given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched. Notice of any meeting need not be given to any Director who shall submit, either before or after the meeting, a signed waiver of notice or who shall attend the meeting, except if such Director shall attend for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all Directors not present at the time of the adjournment, as well as to the other Directors unless the place, date and time of the new meeting is announced at the adjourned meeting.

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

               Section 10. Quorum. Except as otherwise provided by the laws of the State of Nevada or in these Bylaws, at all meetings of the Board of Directors of the Corporation a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another place, date and time.

               Section 11. Conduct of Meetings. At each meeting of the Board of Directors of the Corporation, the President or, in his or her absence, a Director chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary or, in his or her absence, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting and keep the minutes thereof. The order of business at all meetings of the Board shall be as determined by the Chairman of the meeting.

               Section 12. Committees of the Board. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate an executive committee and other committees, each consisting of one (1) or more Directors. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any committee. Alternate members may replace any absent or disqualified member or members at any meeting of a committee. In addition, in the absence or disqualification of a member of a committee, if no alternate member has been designated by the Board of Directors, the members present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

               Except as limited by the laws of the State of Nevada, each committee, to the extent provided in the resolution establishing it, shall have and may exercise all the powers and authority of the Board of Directors with respect to all matters.

               Section 13. Operation of Committees. A majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee. Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.

               Section 14. Consent to Action. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

               Section 15. Meetings Held Other Than in Person. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or any committee may participate in a meeting of the Board of Directors or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

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

               Section 16. Compensation of Directors. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for the attendance at each regular or special meeting of the Board; however nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

                                    ARTICLE V

                                    Officers

               Section 1. Number, Election and Term of Office. The officers of the Corporation shall be a President, a Chief Executive Officer, a Secretary and a Chief Financial Officer, and may at the discretion of the Board of Directors include a Chairman of the Board and one or more Vice Presidents, Director of Corporate Development, General Managers, Assistant Financial Officers and Assistant Secretaries. The officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the Annual Meeting of the stockholders, and shall hold their respective offices until their successors are duly elected and qualified. Any two (2) offices may be held by the same person. The Board of Directors may from time to time appoint such other officers and agents as the interests of the Corporation may require and may fix their duties and terms of office. Any officer may devote less than one hundred percent (100%) of his or her working time to his or her activities as such if the Board of Directors so approves.

               Section 2. The President. The President shall be the chief executive and operating officer of the Corporation, and shall preside at all meetings of the stockholders and of the Board of Directors. The President shall have general and active management of the business and affairs of the Corporation, subject to the control of the Board, shall see that all orders and resolutions of the Board are effectuated, and shall have such other powers and duties as the Board assigns to him. He shall ensure that the books, reports, statements, certificates and other records of the Corporation are kept, made or filed in accordance with the laws of the State of Nevada. He shall cause to be called regular and special meetings of the stockholders and of the Board of Directors in accordance with these Bylaws. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where required by law to be otherwise signed, executed or delivered. He may sign, jointly with the Chief Financial Officer, an Assistant Financial Officer, the Secretary, or an Assistant Secretary, certificates of stock of the Corporation. He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the Corporation other than the duly elected or appointed officers, subject to the approval of the Board of Directors. In addition to the powers and duties expressly conferred upon him by these Bylaws, he shall, except as otherwise specifically provided by the laws of the State of Nevada, have such other powers and duties as shall from time to time be assigned to him by the Board of Directors.

               Section 3. The Vice President. There may be such Vice Presidents as the Board of Directors shall determine from time to time, with duties determined by the Board of Directors. If there is only one Vice President appointed by the Board, he shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Board or the President assigns to him.

               Section 4. The Secretary. The Secretary may sign all certificates of stock of the Corporation jointly with the President. He shall record all the proceedings of the meetings of the stockholders and the Board of Directors of the Corporation in the books to be kept for that purpose. He shall have safe custody of the seal of the Corporation and, when authorized by the Board, he shall affix the same to any corporate instrument, and when so affixed he may attest the same by his signature. He shall keep the transfer books, in which all transfers of the capital stock of the Corporation shall be registered, and the stock books, which shall contain the names and addresses of all holders of the capital stock of the Corporation and the number of shares held by each. He shall keep the stock and transfer books available during business hours for inspection by any stockholder and for the transfer of stock. He shall notify the Directors and stockholders of the respective meetings as required by law or by these Bylaws of the Corporation. He shall have and perform such other powers and duties as may be required by law or the Bylaws of the Corporation, or which the Board or the President may assign to him from time to time.

               Section 5. Assistant Secretaries. The Assistant Secretaries shall, during the absence or incapacity of the Secretary, assume and perform all functions and duties which the Secretary might lawfully do if present and not under any incapacity.

               Section 6. The Chief Financial Officer. Subject to the control of the Board, the Chief Financial Officer shall have the care and custody of the corporate funds and the books relating thereto. He may sign all certificates of stock jointly with the President. He shall perform all other duties incident to the office of Chief Financial Officer. He shall have such other powers and duties as the Board or the President assigns to him from time to time. He shall keep full and accurate accounts of all receipts and disbursements of the Corporation in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, and shall render to the President or the Directors, whenever they may require it, an account of all his transactions as Chief Financial Officer and an account of the business and financial position of the Corporation. The Chief Financial Officer shall be the "Treasurer" for purposes of the laws of the State of Nevada.

               Section 7. Assistant Financial Officers. The Assistant Financial Officers shall, during the absence or incapacity of the Chief Financial Officer, assume and perform all functions and duties which the Chief Financial Officer might lawfully do if present and not under any incapacity.

               Section 8. Treasurer's Bond. The Chief Financial Officer and Assistant Financial Officers shall, if required to do so by the Board of Directors, each give a bond (which shall be renewed every six (6) years) in sum and with such surety or sureties as the Board of Directors or the laws of the State of Nevada may require.

               Section 9. Transfer of Duties. The Board of Directors may transfer the power and duties, in whole or in part, of any officer to any other officer, or other persons, notwithstanding the provisions of these Bylaws, except as otherwise provided by the laws of the State of Nevada.

               Section 10. Removals. Subject to his or her earlier death, resignation or removal as hereinafter provided, each officer shall hold his or her office until his or her successor shall have been duly elected and shall have qualified. Any officer or agent of the Corporation may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the entire Board, at a meeting of the Board of Directors called for that purpose.

               Section 11. Resignations. Any officer or agent of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or to the President or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

               Section 12. Vacancies. If the office of President, Secretary or Chief Financial Officer becomes vacant for any reason, the Board of Directors shall choose a successor to hold such office for the unexpired term. If any other officer or agent becomes vacant for any reason, the Board of Directors may fill the vacancy, and each officer so elected shall serve for the remainder of his or her predecessor's term.

               Section 13. Compensation of Officers. The officers shall receive such salary or compensation as may be determined by the Board of Directors.

                                    ARTICLE V

                           Contracts, Checks and Notes

               Section 1. Contracts. Unless the Board of Directors shall otherwise specifically direct, all contracts of the Corporation shall be executed in the name of the Corporation by the President or a Vice President.

               Section 2. Checks and Notes. All negotiable instruments of the Corporation shall be signed by such officers or agents of the Corporation as may be designated by the Board of Directors.

                                   ARTICLE VI

                          Provisions Relating to Stock

                          Certificates and Stockholders

               Section 1. Certificates of Stock. Certificates for the Corporation's capital stock shall be in such form as required by law and as approved by the Board. Each certificate shall be signed in the name of the Corporation by the President or any Vice President and by the Secretary, the Chief Financial Officer or any Assistant Secretary or any Assistant Financial Officer and shall bear the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation or its employees, the signature of any officer of the Corporation may be a facsimile signature. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature was placed on any certificate shall have ceased to be such officer, transfer agent or registrar before the certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

               Section 2. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of the lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of that fact and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of the certificate or the issuance of a new certificate.

               Section 3. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

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

               Section 4. Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other action, the Board may fix in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

               Section 5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares by any other person, whether or not it shall have notice thereof, except as expressly provided by the laws of the State of Nevada.

                                   ARTICLE VII

                               General Provisions

               Section 1. Dividends. To the extent permitted by law, the Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation of the Corporation and the terms of any other corporate document or instrument binding upon the Corporation, to determine what, if any, dividends or distributions shall be declared and paid or made. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the Directors think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors think conducive to the interests of the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

               Section 2. Seal. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Nevada."

               Section 3. Fiscal Year. The fiscal year of the Corporation shall be end on December 31.

               Section 4. Voting Shares in Other Corporations. Unless otherwise directed by the Board, shares in other corporations which are held by the Corporation shall be represented and voted only by the President or by a proxy or proxies appointed by him or her.

               Section 5. Indemnification.

            (a) The Corporation shall indemnify any person who was, or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director, officer, employee or agent of the Corporation, or (ii) while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or similar functionary of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the Revised Statutes of the State of Nevada, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article VII is in effect. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement or otherwise.

            (b) As used herein, the term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding.

            (c) A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) for the payment of distributions in violation of the Revised Statutes of the State of Nevada. Any repeal or amendment of this Article VII by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the foregoing provisions of this Article VII, a director or officer shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the Revised Statutes of the State of Nevada.

                                  ARTICLE VIII

                                   Amendments

               These Bylaws may be adopted, altered, amended or repealed or new Bylaws may be adopted by the stockholders, or by the Board of Directors by the Certificate or Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.


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